Impairment charges / (reversals)	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Impairment charges / (reversals)
15 Impairment charges / (reversals)

Impairment charges / (reversals) comprise:	2019	2018	2017
Impairment charges on financial assets, excluding receivables	133	71	70
Impairment reversals on financial assets, excluding receivables	(73)	(39)	(32)
Impairment charges and reversals on non-financial assets and receivables	109	46	4
Total	169	78	42

Impairment charges on financial assets, excluding receivables, from:	2019	2018	2017
Shares	7	5	2
Debt securities and money market instruments	50	30	17
Loans	76	35	50
Total	133	71	70

Impairment reversals on financial assets, excluding receivables, from:	2019	2018	2017
Debt securities and money market instruments	(67)	(34)	(17)
Loans	(5)	(3)	(13)
Other	(1)	(2)	(2)
Total	(73)	(39)	(32)

Impairment charges/(reversals) on non-financial assets and receivables amount to EUR 109 million and are mainly related to a write-off of VOBA and DPAC amounting to EUR 76 million as a result of a liability adequacy test (LAT) deficit in Aegon the Netherlands. Refer to note 34 “Insurance contracts” for further details on the LAT impact. In addition, 2019 includes the dilution of the capital injections in India (ALIC) of EUR 10 million and impairments to software in the Netherlands of EUR 9 million.
Impairment charges/(reversals) on non-financial assets and receivables in 2018 amounted to EUR 46 million mainly due to updated valuations on various real estate properties in the Americas and impairments to software in the Netherlands.
For more details on impairments on financial assets, excluding receivables, refer to note 4 Financial risks.